EXHIBIT 10.2
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UNION BANK OF CALIFORNIA, N.A.
SOUTHERN CALIFORNIA INTERNATIONAL OPERATIONS CENTER
STANDY LETTERS OF CREDIT, V01-519
1980 SATURN STREET
MONTEREY PARK, CA 91755-7417

                                  April 10, 1998
*********************  OUR REFERNCE NO.   : 315S701259
* LETTER OF CREDIT  *  AMENDMENT SEQ. NO. : 010
*     AMENDMENT     *  ORIGINAL ISSUE DATE: MAY 19, 1993
*********************

TO BENEFICIARY:
STATE OF CALIFORNIA, DEPT. OF
INDUSTRIAL RELEATIONS-SELF INSURANCE PLANS
2265 WATT AVE., STE. 1
SACREMENTO, CA 95825
ATTN: MARK ASHCRAFT, MANAGER

APPLICANT:
SIMPSON HOLDINGS, INC.
4637 CHABOT DR., STE. 200
PLEASANTON, CA 94588-0789
ATTN: STEVE LAMSON


WE HAVE AMENDED THE ABOVE REFERENCED IRREVOCABLE LETTER OF CREDIT AS
FOLLOWS:

INCREASE THIS LETTER OF CREDIT BY THE AMOUNT OF USD71,126.00 TO AN AMENDED TOTAL BALANCE OF USD333,998.5.

THIS AMENDMENT IS TO BE CONSIDERED AS PART OF THE ABOVE LETTER OF CREDIT AND ATTACHED HERETO.

THIS AMENDMENT IS SUBJECT TO THE UNIFORM CUSTOMS AND PRACTICE FOR
DOCUMENTARY CREDITS (1993 REVISION) INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION NUMBER 500 (UCP 500).

ALL OTHER TERMS AND CONDITIONS OF THE CREDIT REMAIN UNCHANGED.

FOR INQUIRIES, CALL US AT 1-800-858-9120, EXT. 7953. PLEASE ALWAYS QUOTE OUR ADVICE AND AMENDMENT NUMBERS.

UNION BANK OF CALIFORNIA, N.A.
INTERNATIONAL OPERATIONS CENTER


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